High growth, B2B China Insurance Services

INVESTMENT DECK 2024



DISCLAIMER

THIS PRESENTATION (THE "PRESENTATION") AND ITS CONTENTS ARE CONFIDENTIAL AND ARE NOT FOR RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, TO ANY OTHER PERSON OR IN OR INTO OR FROM ANY JURISDICTION WHERE SUCH RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION IS UNLAWFUL. PERSONS INTO WHOSE POSSESSION THIS PRESENTATION COMES SHOULD INFORM THEMSELVES ABOUT, AND OBSERVE, ANY SUCH RESTRICTIONS. THIS PRESENTATION IS NOT AN OFFER OR AN INVITATION TO BUY, SELL OR SUBSCRIBE FOR SECURITIES. ANY OFFER TO SELL SECURITIES WILL BE MADE ONLY PURSUANT TO A DEFINITIVE SUBSCRIPTION AGREEMENT AND WILL BE MADE IN RELIANCE ON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), FOR OFFERS AND SALES OF SECURITIES THAT DO NOT INVOLVE A PUBLIC OFFERING.

About this Presentation

This Presentation is being delivered to you by Leading Partners Limited ("PubCo," "Leading Partners" or the "Combined Company") and Healthcare AI Acquisition Corp. ("SPAC" or "HAIA"), in connection with its potential business combination (the "Business Combination") involving SPAC, Leading Partners and Leading Group Limited ("Leading Group," together with all entities incorporated thereunder, including Leading Partners, its wholly-owned PRC subsidiary ("WFOE"), the WFOE's subsidiaries, the WFOE's contractual arrangements, commonly known as the VIE structure, with a variable interest entity (the "VIE") and the VIE's subsidiaries based in China, "Leading"). This Presentation is for information purposes only and is being offered to you only in your capacity as a potential investor in considering an investment in the Combined Company. This Presentation is preliminary in nature and solely for information and discussion purposes and must not be relied upon for any other purpose.

This Presentation includes the slides that follow, the oral presentation of the slides by members of Leading or SPAC or any person on their behalf, the question-and-answer session that follows that oral presentation, copies of this document and any materials distributed at, or in connection with, that oral presentation. By accepting this Presentation, participating in the meeting, or by reading the Presentation slides, you will be deemed to have (i) acknowledged and agreed to the following conditions, limitations and notifications and made the following undertakings, and (ii) acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this Presentation.

This Presentation does not constitute (i) an offer or invitation for the sale or purchase of the securities, assets or business described herein or a commitment of Leading or SPAC with respect to any of the foregoing, or (ii) a solicitation of proxy, consent or authorization with respect to any securities or in respect of the Business Combination, and this Presentation shall not form the basis of any contract, commitment or investment decision and does not constitute either advice or recommendation regarding any securities. Leading and SPAC expressly reserve the right, at any time and in any respect, to amend or terminate this process, to terminate discussion with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding a transaction involving Leading Partners, Leading Group and SPAC. Any offer to the securities will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, for offers and sales of securities that do not involve a public offering.

Furthermore, all or a portion of the information contained in this Presentation may constitute material non-public information of Leading, SPAC and their respective affiliates, and other parties that may be referred to in the context of those discussions. By your receipt of this Presentation, you acknowledge that applicable securities laws restrict a person from purchasing or selling securities of a person with tradeable securities from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Further, by accessing this Presentation, you represent and agree that you are either (a) an institutional accredited investor (as defined in Rule 501 of Regulation D under the Securities Act, (b) a qualified institutional buyer (as defined in Rule 144 under the Securities Act) or (c) a non-US person (as defined under Regulation S under the Securities Act) located outside the U.S. (within the meaning of Regulation S under the Securities Act), and are a sophisticated investor who possesses sufficient investment expertise to understand the risk involved in the offering and to whom it is lawful to communicate this Presentation.

This Presentation is not directed to any person in any jurisdiction where (by reason of that person's nationality, residence or otherwise) the publication or availability of this Presentation is prohibited.

Except where otherwise indicated, this Presentation speaks as of the date hereof. The information contained in this Presentation replaces and supersedes, in its entirety, information of all prior versions of similar Presentations. This Presentation does not purport to contain all information that may be required for or relevant to an evaluation of the Business Combination. Further, this Presentation should not be construed as legal, tax, investment or other advice, and should not be relied upon to form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. You will be responsible for conducting any investigations and analysis that is deemed appropriate and should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your own investment decision and perform your own independent investigation and analysis with respect to the Business Combination, any investment in the Combined Company and the transactions contemplated in this Presentation.

Leading and SPAC reserve the right to amend or replace this Presentation at any time but none of Leading, SPAC, their respective subsidiaries, affiliates, legal advisors, financial advisors or agents shall have any obligation to update or supplement any content set forth in this Presentation or otherwise provide any additional information to you in connection with the Business Combination should circumstances, management's estimates or opinions change or any information provided in this Presentation become inaccurate.

Confidential information

The information contained in this Presentation is confidential and being provided to you solely for the purpose of assisting you in familiarizing yourself with Leading and SPAC in connection with the Business Combination. This Presentation shall remain the property of Leading and SPAC and each of Leading and SPAC reserves the right to require the return of this Presentation (together with any copies or extracts thereof) at any time. Neither this Presentation nor any of its contents may be disclosed or used for any purpose other than information and discussion purposes without the prior written consent of Leading and SPAC. You agree that you will not copy, reproduce or distribute this Presentation, in whole or in part, to other persons or entities at any time without the prior written consent of Leading and SPAC. Any unauthorized distribution or reproduction of any part of this Presentation may result in a violation of the Securities Act.

No Representations and Warranties

This Presentation does not purport to contain all of the information that may be required to evaluate a possible voting or investment decision with respect to the SPAC, Leading Partners, Leading Group or the potential Business Combination. The recipient (the "Recipient") of this Presentation agrees and acknowledges that this Presentation is not intended to form the basis of any voting or investment decision by the Recipient and does not constitute investment, tax or legal advice No representation or warranty, express or implied, is or will be given by the SPAC, Leading Partners, Leading Group or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Business Combination. Accordingly, none of the SPAC, Leading Partners, Leading Group or any of their respective affiliates, directors, officers, employees, or advisers or any other person shall be responsible or liable whatsoever for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in, or omission from, this Presentation and any such liability is expressly disclaimed. The Recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material, the SPAC, Leading Partners and Leading Group assume no obligation to update the information contained in this Presentation. No securities commission or securities regulatory authority or other regulatory body or authority in the United States or any other jurisdiction has in any way passed upon the merits of, or the accuracy and adequacy of, any of the information contained in this Presentation.

Forward-Looking Statements

Certain statements included in this Presentation are forward-looking statements. All statements other than statements of historical fact contained in this Presentation, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of Leading, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including "anticipate," "expect," "suggest," "plan," "believe," "intend," "estimate," "target," "project," "should," "could," "would," "may," "will," "forecast" or other similar expressions. All forward-looking statements are based upon current estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Leading and SPAC as of the date of this Presentation, and are therefore subject to a number of factors, risks and uncertainties, some of which are not currently known to Leading or SPAC. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of this Presentation and the "Risk Factors" section of the proxy statement/prospectus on Form F-4 relating to the Business Combination which is expected to be filed with the U.S. Securities and Exchange Commission ("SEC"), and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In light of these factors, risks and uncertainties, the forward-looking events and circumstances discussed in this Presentation may not occur, and any estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation should be regarded as preliminary and for illustrative purposes only and accordingly, undue reliance should not be placed upon the forward-looking statements. Leading and SPAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Moreover, Leading operates in a very competitive and rapidly changing environment, and new risks may emerge from time to time. it is not possible to predict all risks, nor assess the impact of all factors on Leading's business or the extent to which any factor, or combination of factors, may cause Leading's actual results, performance or financial condition to be materially different from the expected future results, performance of financial condition. In addition, the analyses of Leading and SPAC contained herein are not, and do not purport to be, appraisals of the securities, assets or business of Leading, SPAC or any other entity. There may be additional risks that none of Leading or SPAC presently knows or that Leading and SPAC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements should not be relied upon as representing Leading's or SPAC's assessment as of any date subsequent to the date of this Presentation. More generally, Leading and SPAC caution you against relying on these forward-looking statements, and Leading and SPAC qualify all of the forward-looking statements by these cautionary statements.

Industry and Market Data

This Presentation also contains information, estimates and other statistical data derived from third party sources including Frost & Sullivan. Such information involves a number of assumptions and limitations, and due to the nature of the techniques and methodologies used in market research, Frost & Sullivan cannot guarantee the accuracy of such information. You are cautioned not to give undue weight to such estimates. Leading and SPAC may have supplemented such information where necessary, taking into account publicly available information about other industry participants.

Presentation of Financial Data

The financial information and data contained in this Presentation has not been audited in accordance with the standards of the Public Company Oversight Board ("PCAOB") nor prepared in accordance with Regulation S-X promulgated under the Securities Act ("Regulation S-X"). Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document filed or to be filed or furnished by Leading Partners or SPAC with the SEC. Neither Leading nor SPAC can assure you that, had the financial information and data included in this Presentation been compliant with Regulation S-X and audited in accordance with PCAOB standards, there would not be differences, which differences could be material.

This Presentation includes certain financial information of Leading that has not been audited or reviewed by the its independent auditor. In addition, certain projections or forecasts for Leading included in this Presentation are based on such unaudited and unreviewed financial information. Any variation between actual results and the projected financial information included herein may be material. Upon completion of the review or audit by Leading's auditor of the financial information included in this Presentation, it is possible that changes to the financial information and/or projections or forecasts included in this Presentation may be necessary. Therefore, undue reliance should not be placed on such financial information, projections or forecasts.

Use of Projections

This Presentation may contain financial forecasts for Leading with respect to certain of its financial results for prospective years for illustrative purposes. None of Leading's or SPAC's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation and accordingly, they did not express any opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. While such information and projections are necessarily speculative, Leading and SPAC believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Leading or that actual results will not differ materially from those presented in the prospective financial information. The inclusion of prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. All subsequent written and oral forward-looking statements concerning Leading or SPAC, the Business Combination or other matters and attributable to Leading or SPAC or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names, and copyright referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but such references are not intended to indicate in any way, that Leading, SPAC or the third-parties will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owners or licensors to these trademarks, service marks, trade names and copyrights.

None of Leading, SPAC or any of their respective directors, officers, employees, affiliates, advisors, representatives or agents, makes any representation or warranty of any kind, express or implied, as to the value that may be realized in connection with the Business Combination, the legal, regulatory, tax, financial, accounting or other effects of the Business Combination or the timeliness, accuracy or completeness of the information contained in this Presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmitted to any person or entity in the course of its evaluation of the Business Combination, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

RISK FACTORS

The list below of risk factors has been prepared as part of this Presentation and the potential Business Combination. The risks presented below are certain of the general risks related to the business of Leading and the Business Combination and such list is not exhaustive. If the parties cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, its business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only risks. Additional risks that Leading or the SPAC currently do not know about or that they currently believe to be immaterial may also impair Leading's business, financial condition or results of operations. You should review this Presentation and perform your own due diligence prior to making an investment in the Combined Company.

We caution you that the below list does not contain all of the risks or uncertainties that could affect the proposed Business Combination.

Risks Related to Leading's Industry

1. Leading primarily operates in the insurance brokerage service industry in Mainland China, which is emerging, rapidly evolving, and competitive. As a result, predicting Leading's prospects is challenging and Leading's historical operating and financial results may not necessarily predict its future performance.
2. Leading's business is subject to complex and evolving laws and regulations, many of which are subject to change, which could result in adjustments in Leading's business practices, reduced revenue and increased compliance costs or otherwise harm its business. Any failure to comply with laws or regulations may subject Leading to fines, injunctions and other penalties that could harm its business.
3. Failure to obtain or maintain permits necessary for Leading's operations may subject it to regulatory penalties or require it to adjust its business model.
4. The regulation on the requirement of a company to make a filing on internet information service in Mainland China is subject to interpretation, and Leading's operation of digital insurance brokerage services could be harmed if it is deemed to have violated applicable laws and regulations.
5. The efforts of Leading to expand into new insurance market segments, services and products categories and diversify its revenue may not be successful.
6. Leading faces intense competition and it may not be able to compete effectively.
7. If Leading cannot maintain and enhance its relationships with insurance companies for its insurance brokerage services and insurance marketing services, its business, results of operations and financial condition could be materially adversely affected.
8. Leading is dependent on its channel partners to reach end customers. Failure to acquire new channel partners or retain existing channel partners in a cost-effective manner, its business, financial condition and results of operations may be materially and adversely affected.
9. Any negative publicity about its industry, its ecosystem participants or its other business partners may materially adversely affect Leading's business and results of operations.

Risks Related to Leading's Business

1. Leading has historically incurred net losses and negative operating cash flows, and may not achieve or maintain profitability in the future.
2. If Leading fails to enhance and expand its services and products in a manner that responds to its ecosystem participants' evolving needs, its business may be adversely affected.
3. If Leading is unable to maintain and expand its local network, it may not be able to grow its business.
4. Leading may not successfully attract prospective end customers.
5. Leading is dependent on key insurance companies on the supply of insurance products to the end customers, the loss of which could adversely affect its business, financial condition and results of operations.
6. Forecasts and projections of Leading's operating and financial results rely in large part upon assumptions and analyses developed by its management. If these assumptions or analyses prove to be incorrect, Leading's actual operating results may be materially different from those forecasted or projected.
7. The pontential lag time between the payment of Leading's referral service fees to its channel partners and the receipt of its brokerage service fees from the insurance companies may adversely affect Leading's liquidity and cash flows.
8. If Leading does not effectively manage its growth, control its expenses or implement its business strategies, it may be unable to maintain high-quality services or compete effectively.
9. If Leading fails to build and maintain its brand, it may not be able to attract enough ecosystem participants to grow its business.
10. Leading may acquire other companies or technologies that are complementary to its business, which could divert its management's attention, dilute its shareholders, disrupt its operations and harm its results of operations.
11. Improper access to, use or disclosure of data could harm Leading's reputation and adversely affect its business.
12. A severe or prolonged downturn in general economy may harm Leading's business and results of operations.
13. Leading has limited ability to protect and defend its intellectual property rights, and unauthorized parties may infringe upon or misappropriate its intellectual property, which could harm its business and competitive position.
14. Infringement or misappropriation claims by third parties could subject Leading to significant liabilities and other costs.
15. Any significant disruption in Leading's technology systems, including events beyond its control, could prevent it from offering its services and products or reduce its attractiveness and result in a loss of Leading's ecosystem participants.
16. Leading's operations depend on the performance of the internet infrastructure and fixed telecommunications networks in Mainland China.
17. Misconduct or other improper activities by Leading's employees, ecosystem participants and other third parties could harm its business and reputation.
18. Leading's business depends on the continued efforts of its senior management. If one or more members of its senior management were unable or unwilling to serve in their present positions, Leading's business may be severely disrupted.
19. Intense competition for employees and increases in labor costs in Mainland China may adversely affect Leading's business and results of operations.
20. Leading's business is subject to fluctuations, which makes its results of operations difficult to predict and may cause its quarterly results of operations to fall short of expectations.
21. Leading's leased property interests may be defective and its rights to the leased properties affected by such defects may be challenged, which could significantly disrupt its operations.
22. If Leading fails to maintain an effective system of internal control over financial reporting, its ability to produce accurate financial statements timely or comply with applicable regulations could be impaired.
23. Leading's risk management systems may not assess or mitigate all risks to which it is exposed.
24. Leading may be subject to legal proceedings in the ordinary course of its business. Litigation could distract management, increase its expenses or subject it to material money damages and other remedies.
25. Leading may not have sufficient insurance coverage.
26. Leading faces risks related to natural disasters, health epidemics, including the COVID-19 outbreak, natural disasters and other events that could significantly disrupt its operations.
27. Any failure by Leading or third parties with which it collaborates to comply with anti-money laundering and anti-terrorist financing laws and regulations could damage its reputation, expose it to significant penalties, and decrease its revenues and profitability.

RISK FACTORS (continued)

Risks Related to Doing Business in China

1. The Mainland China government has significant authority to exert influence on the Mainland China operations of an offshore holding company, such as Leading Partners following the Business Combination , and may intervene or influence such operations at any time. Changes in Mainland China's economic, political or social conditions or government policies could have a material adverse effect on Leading's business, results of operations, financial condition, and the value of Leading Partners' securities. The Mainland China government may also decide to exert more oversight and control over offerings conducted overseas and foreign investment in China-based issuers, which could significantly limit or completely hinder Leading's ability to offer or continue to offer securities to investors and cause the value of Leading Partners' securities to significantly decline or be worthless.
2. Recent greater oversight by the CAC over data security, particularly for companies seeking to list on a foreign exchange, could significantly limit or completely hinder Leading's ability in capital raising activities and materially and adversely affect its business and the value of your investment.
3. There are uncertainties with respect to the interpretation and enforcement of the laws, rules and regulations of Mainland China, as they continue to evolve rapidly. Any failure to comply with the Mainland China laws and regulations and their changes could materially adversely affect Leading's business, results of operations, financial condition and the value of Leading Partners' securities.
4. The filing with the CSRC is required in connection with the Business Combination, and Leading cannot predict whether it will be able to obtain such approval or complete such filing.
5. Leading may be liable for improper use or appropriation of personal information provided by its end customers.
6. Mainland China regulations relating to investments in offshore companies by Mainland China residents may subject beneficial owners who are Mainland China resident or the PRC Subsidiaries to liability or penalties, limit Leading's ability to inject capital into the PRC Subsidiaries or limit the PRC Subsidiaries' ability to increase their registered capital or distribute profits to it, or may otherwise adversely affect Leading.
7. Leading may be treated as a resident enterprise for Mainland China tax purposes under the PRC Enterprise Income Tax Law and may therefore be subject to Mainland China income tax.
8. Leading may rely principally on dividends and other distributions on equity paid by WFOE to fund its cash and financing requirements, and any limitation on the ability of WFOE to pay dividends to Leading could adversely affect Leading's ability to conduct its business.
9. Dividends payable to foreign investors and gains on the sale of Ordinary Shares by foreign investors may become subject to Mainland China tax law.
10. Leading Group's shareholders face uncertainties with respect to indirect transfers of equity interests in Mainland China resident enterprises by their non- Mainland China holding companies.
11. Regulations of loans to and direct investment in Mainland China entities by offshore holding companies and governmental regulations over currency conversion may delay or prevent Leading following the consummation of the Business Combination, from using proceeds from offshore fund-raising activities, to make loans or additional capital contributions to the PRC Subsidiaries and/or the VIE and its subsidiaries, which could materially adversely affect Leading's liquidity and Leading's ability to fund and expand its business.
12. Governmental regulation of currency conversion may limit the ability of Leading to utilize its net revenues effectively and its ability to transfer cash among the group, across borders, and to investors and affect the value of your investment.
13. Fluctuations in the value of the Renminbi may materially adversely affect your investment.
14. Leading Partners' securities may be delisted or prohibited from being traded on the Nasdaq Stock Market under the Holding Foreign Companies Accountable Act (as amended by the Accelerating Holding Foreign Companies Accountable Act) if the PCAOB were unable to fully inspect Leading's auditor.
15. The enforcement of the PRC Labor Contract Law and other labor-related regulations in Mainland China may adversely affect Leading's business and results of operations. Failure to make adequate contributions to employee benefit plans as required by regulations of Mainland China may subject Leading to penalties.
16. There are uncertainties as to the procedures and requisite timing under Mainland China laws relating to the procedures for U.S. regulators to investigate and collect evidence from companies located in Mainland China.
17. If the custodians or authorized users of Leading's controlling non-tangible assets, including chops and seals, fail to fulfill their responsibilities, or misappropriate or misuse these assets, Leading's business may be materially adversely affected.

Risks Related to Leading's Corporate Structure

1. If the Chinese government determines that the contractual arrangements in relation to the VIE structure do not comply with the applicable laws, regulations, or rules of Mainland China, or if these laws, regulations, or rules or the way they are interpreted change, Leading could be subject to severe penalties or be forced to relinquish their interests in those operations, and the Class A Ordinary Shares may decline in value or become worthless.
2. Contractual arrangements with the VIE may result in adverse tax consequences to Leading.
3. Leading relies on contractual arrangements with the VIE and the VIE's shareholder to operate their business, which may not be as effective as direct ownership in providing operational control.
4. Any failure by the VIE or its shareholder to perform their obligations under their contractual arrangements with WFOE would materially adversely affect Leading's business, financial condition and results of operations.
5. The VIE's shareholder may have potential conflicts of interest with Leading, which may materially adversely affect Leading's business and financial condition.
6. Any changes with respect to the implementation of the Foreign Investment Law may adversely impact Leading's corporate structure and operations.
7. The bankruptcy or liquidation of the VIE and its subsidiaries could materially adversely affect Leading's business, its ability to generate revenue and, following the consummation of the Business Combination, the market price of the Class A Ordinary Shares.

Risks Related to HAIA and the Business Combination

1. We are a blank check company with no operating history and no revenues, and you have no basis on which to evaluate our ability to achieve our business objective.
2. If we seek Shareholder approval of our Business Combination, our Insiders and management team have agreed to vote in favor of such Business Combination, regardless of how our HAIA Public Shareholders vote.
3. We are not required to obtain an opinion from an independent investment banking firm or from a valuation or appraisal firm, and consequently, you may have no assurance from an independent source that the price we are paying for the business is fair to our shareholders from a financial point of view.
4. Our independent registered public accounting firm's report contains an explanatory paragraph that expresses substantial doubt about our ability continue as a "going concern."
5. There is no guarantee that a shareholder's decision whether to redeem its shares for a pro rata portion of the Trust Account will put the shareholder in a better future economic position.
6. If third parties bring claims against HAIA, the proceeds held in trust could be reduced and the per-share redemption price received by shareholders may be less than $10.
7. Since the Insiders, including our Sponsor and HAIA's officers and directors have interests that are different, or in addition to (and which may conflict with), the interests of the HAIA Shareholders, a conflict of interest may have existed in determining whether the Business Combination is appropriate as HAIA's initial business combination. Such interests of the Insiders, including the Sponsor will lose its entire investment in HAIA if a business combination is not completed. Accordingly, HAIA's Insiders, including our Sponsor, and officers and directors may be incentivized to complete the Business Combination, even on terms less favorable to the HAIA Shareholders than liquidating HAIA.
8. There are risks to the HAIA Shareholders who are not affiliates of the Sponsor of becoming shareholders of PubCo through the Business Combination rather than acquiring securities of the Company directly in an underwritten public offering, including no independent due diligence review by an underwriter and conflicts of interest of the Sponsor.
9. If the Business Combination's benefits do not meet the expectations of financial or industry analysts, the market price of Combined Company's securities may decline.
10. Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement in Nasdaq Rule IM 5101-2(b) to complete a business combination, and our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq after the 36-month window ends on October 28, 2024.

RISK FACTORS (continued)

Risks Related to HAIA and the Business Combination (continued)

11. We do not have a specified maximum redemption threshold in the Current Charter. The absence of such a redemption threshold may make it impossible for us to consummate the Business Combination, in connection with which a substantial majority of our public shareholders may redeem their Public Shares, and may subject HAIA to the "penny stock" rules.
12. There can be no assurance that PubCo will be able to be approved for listing on either Nasdaq or the NYSE, or comply with the continued listing standards of Nasdaq or the NYSE.
13. We are required by the Nasdaq Listing Rules to consummate a Business Combination within 36 months of the effectiveness of our IPO Registration Statement. In the event we do not consummate a Business Combination within this time period, or securities could be subject to delisting.
14. The exercise of the HAIA Board's discretion in agreeing to changes or waivers in the terms of the Merger Agreement and related agreements, including closing conditions, may result in a conflict of interest when determining whether such changes to the terms or waivers of conditions are appropriate and in the HAIA Shareholders' best interest.
15. While HAIA and the Leading Group's work to complete the Business Combination, the Leading Group's management's focus and resources may be diverted from operational matters and other strategic opportunities.
16. We may issue notes or other debt securities, or otherwise incur substantial debt, to complete a Business Combination, which may adversely affect our leverage and financial condition and thus negatively impact the value of our shareholders' investment in us.
17. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our Business Combination, and results of operations.
18. Certain agreements related to our IPO may be amended without Shareholder approval.
19. Financial projections with respect to Leading may not prove to be reflective of actual financial results.
20. The unaudited pro forma condensed combined financial information included in this proxy statement/prospectus may not be indicative of what the Combined Company's actual financial position or results of operations would have been.
21. HAIA will incur significant transaction costs in connection with transactions contemplated by the Merger Agreement.
22. HAIA cannot be certain as to the number of HAIA Public Shares that will be redeemed and the potential impact to HAIA Shareholders who do not elect to redeem their HAIA Public Shares.
23. We may not have sufficient funds to satisfy indemnification claims of our directors and executive officers.
24. You will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. Therefore, to liquidate your investment, you may be forced to sell your HAIA Public Shares, or HAIA Public Warrants, potentially at a loss.
25. The HAIA Board may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to the HAIA Public Shareholders.
26. The ability of PubCo's management to operate the business successfully following the Closing will be largely dependent upon the efforts of certain key personnel of Leading. The loss of such key personnel could negatively impact the operations and financial results of the combined business.
27. We may not hold an annual meeting of Shareholders until after the consummation of our Business Combination, which could delay the opportunity for our Shareholders to appoint directors.
28. The grant of registration rights to our Insiders may make it more difficult to complete our Business Combination, and the future exercise of such rights may adversely affect the market price of our ordinary shares.
29. Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination.
30. The PubCo Class A Ordinary Shares to be received by HAIA Shareholders as a result of the Business Combination will have different rights from HAIA Ordinary Shares.
31. In order to effectuate a Business Combination, special purpose acquisition companies have, in the recent past, amended various provisions of their charters and other governing instruments, including their warrant agreements. We cannot assure you that we will not seek to amend our amended and restated memorandum and articles of association or governing instruments in a manner that will make it easier for us to complete our Business Combination that our shareholders may not support.
32. We may have a limited ability to assess the management of a prospective target business and, as a result, may effect our Business Combination with a target business whose management may not have the skills, qualifications or abilities to manage a public company.
33. If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our Business Combination.
34. Subsequent to our completion of our Business Combination, we may be required to take write- downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and the price of our securities, which could cause you to lose some or all of your investment.
35. The securities in which we invest the proceeds held in the Trust Account could bear a negative rate of interest, which could reduce the interest income available for payment of taxes or reduce the value of the assets held in trust such that the per-share redemption amount received by Shareholders may be less than $10.00 per share.
36. We are contemplating a Business Combination with a company located outside of the United States, therefore the laws applicable to such company will likely govern all of our material agreements and we may not be able to enforce our legal rights.
37. When we effect our Business Combination with a company located outside of the United States, we would be subject to a variety of additional risks that may adversely affect us.
38. If a country in Asia enacts regulations in industry segments that forbid or restrict foreign investment, our ability to consummate our Business Combination could be severely impaired.
39. We will not complete the Business Combination with a U.S. target company and such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Risks Related to PubCo

1. If PubCo is characterized as a passive foreign investment company for U.S. federal income tax purposes, its U.S. shareholders may suffer adverse tax consequences.
2. The PubCo Listing Articles provide that the United States District Court for the Southern District of New York (or, if the United States District Court for the Southern District of New York lacks subject matter jurisdiction over a particular dispute, the state courts in New York County, New York) is the exclusive forum within the U.S. for the resolution of any complaint asserting a cause of action arising out of or relating in any way to the federal securities laws of the United States, which could limit the ability of holders of PubCo Ordinary Shares or other securities to obtain a favorable judicial forum for disputes with PubCo, its directors and officers, and potentially others.

LEADING
Your premium partner

China's Leading Insurance Channel Specialist

CONTENTS

Insurance companies in China struggle with distribution power and resources in a rapidly expanding market

Slow moving and cumbersome

- Single channel for acquiring customers
- Limited growth in traditional customer acquisition
- Slow response to market changes
- Low efficiency and high cost of operation

Lack of effective distribution channels

- Unable to fulfil potential policy-buyers insurance needs
- Lack of insurance channel insight and understanding
- Limited scope of products and channel analysis tools
- Distribution channel integration with insurance companies is limited by technology
- Inefficient methodologies for offline to online conversion

Policy-buyers have poor accessibility

- Unable to clarify insurance needs
- Difficultly in insurance product comparison and comprehensive needs coverage

Leading, China's Insurance Channel Specialist

Your premium partner

Accelerate premium growth

- Identify customer-market fit
- Connect with large potential customer bases through established channels
- Enable technology integration for response to market changes and efficient business operations

Channel visibility and development

- Help match insurance resources with channel demands to accelerate policy conversion
- Provide differentiated products and services through analysis of channel data
- Technology improves the insurance service delivery
- Assisting channel with offline to online conversion

Policy-buyer

- Clear identification of insurance needs using data algorithms and channel understanding
- Matching policy-buyer needs with tailored insurance solutions

Industry, business and commercial experience



Mr. Jiahua Ren
CEO &
DIRECTOR NOMINEE

Jiahua Ren, aged [41], has served as the chief executive officer of Leading Partners since its incorporation. Mr. Ren has more than 20 years of management experience in financial and insurance-related fields. He is proficient in business operations and compliance management in the insurance industry. Mr. Ren is experienced with building organizational structures, operating systems and management models, and experienced with realizing the full-cycle closed-loop operation of "demand-product-sales". He is also experienced with integrating internal and external resources, promoting cross-department collaboration and leading the team to achieve work goals. Mr. Ren has served as CEO of Dingli since 2023. Before joining Leading, Mr. Ren served as Vice President at Shanghai Hanyin Information Technology Ltd. Mr. Ren received his bachelor degree in finance from Shanghai Jiao Tong University.



Mr. Huan Chen
CFO &
DIRECTOR NOMINEE

Huan Chen, aged [49], has served as the chief financial officer of Leading Partners since its incorporation. Mr. Chen has over 25 years of experience in accounting, finance, financial analysis and auditing. Prior to joining Leading, Mr. Chen held senior financial and accounting positions and directorships at a mobile internet products provider, an American accounting firm, and other companies. Mr. Chen received his master degree in finance from the University of Sydney. Mr. Chen is a member of the Chinese Institute of Certified Public Accountants (CICPA) and the Association of Chartered Certified Accountants (ACCA).



Mr. Yingjin Zhang
CMO

Yingjin Zhang, aged [40], has served as the chief marketing officer of Leading Partners since its incorporation. Mr. Zhang has more than ten years of experience in mobile internet, banking, insurance and other related industries. He has extensive experience in large-scale team management, product design, project management, technology research and development, business operations, and sales management. Mr. Zhang has been working in the insurance industry since 2015. He has cooperated deeply with major insurance companies and has comprehensive business insights, market analysis and marketing strategy formulation capabilities, as well as the ability to lead and manage teams. Mr. Zhang has worked for 99Loyalty Limited since 2013. Mr. Zhang received his bachelor degree in computer information management from Xi'an University of Technology.

Industry, business and commercial experience



Mr. Peng Du
CTO

Peng Du, aged [48], has served as the chief technology officer of Leading Partners since its incorporation. Mr. Du is familiar with all current mainstream technologies, proficient in system architecture design and organizing the implementation of multi-department joint plans. He is experienced with leading a team to analyze and deal with various faults, accidents and technical difficulties, proficient in various safety system requirements and implementation work, and good at accepting and promoting new technologies and methods. Mr. Du has rich experience in mobile internet (the use of the internet on mobile devices) product and platform design, with the ability to implement from grassroots to large and medium-sized projects, as well as large team formation and management capabilities. Mr. Du has accumulated more than 20 years of experience in the field of mobile internet, and has rich experience in integrating business needs into product development in the fields of financial payment and mobile information services. Mr. Du received his bachelor degree in materials engineering from Harbin Institute of Technology.



Ms. Yanwen Li
COO

Yanwen Li, aged [45], has served as the chief operation officer of Leading Partners since its incorporation and is mainly responsible for daily operation and management. Ms. Li has more than 16 years of professional experience in financial management. Ms. Li has a deep understanding of Leading's operating status and development trends, and is responsible for formulating strategic plans and operational strategies. Ms. Li has accumulated rich experiences in different industries from her previous work at a major Internet company, an automobile services group, and a number of other companies in China. Ms. Li received her master degree in accounting from Fudan University.



Mr. Ross Kenneth Benson
DIRECTOR

Ross Kenneth Benson, aged [60], has served as the chairman of the board of directors (the "Board") of Leading Partners since August 2024. Mr. Benson has 38 years of experience in the insurance and financial services industry. This experience includes securities, deal structuring, business strategy, risk management and corporate governance. He has originated cross border transactions between China and Australia since 2007. Mr. Benson founded Investorlink Group Limited in 1986 and has served as the chairman of the Board since then. During his tenure, he established associated business units in wealth management, private equity, property investment syndication and structured financial products.

Leading is a fully licensed, B2B digital insurance broker operating in China Insurance services segment

60+Insurance companies
300+Insurance branches

75+ sales channels

Expert team with **10+ years** insurance industry legacy

USD 821M[1]
Gross Written Premium
(July 2021-June 2024)

Over 6M
Policies brokered
(July 2021-June 2024)

72.7%
Insurance brokerage revenue CAGR(2019-2023) [2]

1. USD/RMB exchange rates are quoted as 6.4554, 6.9532, 7.2248 for the years ended June 30, 2022,2023 and 2024 according to U.S. Federal Reserve statistics.
2. 2019-2023 refer to the calendar year from 2019 to 2023.

Company awards

2024

Golden Insurance Award and Best Technology Empowerment Award in the Insurance Industry at the 6th China Insurance Industry Digitalization and Artificial Intelligence Development Conference

2023

Golden Insurance Award and Annual Digital Insurance Brokerage Company Award at the 5th China Insurance Industry Digitalization and Artificial Intelligence Development Conference

2021

Best Intermediary Insurance Brand Award of the 3rd Asian Insurtech Conference

Top 10 Enterprises in China's Brand Influence (Insurance Intermediary Industry) in 2021

The Insurance Industry Digital Innovation Service Award at the 10th InsurDigital Summit

2020

Top 25 Growing InsurTech Award of 2020

Outstanding Insurance Intermediary Service Award at 2020 Leading China Annual Selection

2019

"China Haobole" Outstanding Insurance Service Institution Award

2019 Leading Enterprise in the Insurance Intermediary Industry

Top 50 Insurance Technology Companies in China 2019

B2B business model combining "technology + solutions + operation"


REVENUE GENERATED THROUGH INSURANCE BROKERAGE AND MARKETING SERVICE FEES
INSURANCE COMPANIES
Provide insurance products and portfolios
LEADING
Insurance Channel Specialist
Your Premium Partner
Analyze channel needs to precisely match insurance products
SALES CHANNELS
User analysis/prediction Product/service recommendations
INDUSTRY AND PRODUCT AUDIENCE DATA
DATA PLATFORM MODEL ALGORITHM
Service and product re-marketing
POLICY-BUYERS
(Individuals, Enterprises)

China's rapidly growing insurance segment

China's insurance premiums market[1&2]

- RMB 5.1 trillion[1] in 2023 (USD 705 billion), and is estimated to be over RMB 7.5 trillion[1] in 2028 (USD 1.0 trillion)
- Estimated CAGR of 7.9% from 2023 to 2028
- P&C accounts for 27% and includes,
  - Vehicle & transport insurance[3]
  - Liability insurance
  - Enterprise/ Family property insurance
  - Other property insurance
- L&H accounts for 73% and includes,
  - Life insurance
  - Health insurance
  - Accident insurance

Low insurance density (2023: China USD516 VS. Global USD882) and low insurance penetration (2023: China 4.07% VS. US 7.82% VS. Global 6.83%)[4]

Leading's target addressable market

- Based on 2023 data, current target addressable market size is RMB 2.36 trillion (USD 325 billion): RMB 1.36 trillion (P&C insurance) (USD 187 billion) + RMB 1 trillion (Accident insurance and Health insurance) (USD 138 billion)
- Expand from P&C insurance market to L & H insurance market

1. Prospective Industry Research Institute
2. Industry report from Frost & Sullivan
3. Vehicle & transport insurance accounts for 64% of China's P&C insurance market
4. 2024 China Insurance Development Report: Revealing the Ten Year Development Achievements of the Industry
5. USD/RMB exchange rate is quoted as 7.2672 as June 30, 2024 according to U.S. Federal Reserve statistics.

CHINA'S INSURANCE PREMIUMS (USD: BILLION)5



2015-2023 CAGR:8.64%
700
600
500
400
300
200
100
0
334
426
503
523
587
623
618
646
706
33%
28%
27%
28%
27%
26%
26%
27%
27%
67%
72%
73%
72%
73%
74%
74%
73%
73%
2015
2016
2017
2018
2019
2020
2021
2022
2023
Property & Casualty (P&C)
Life & Health (L&H)

Trend

China's insurance penetration sits at 50% of developed countries (4-5% vs 10-12% relative to the country's GDP respectively.

The insurance segment in China has demonstrated counter cyclical characteristics. Economic uncertainty has driven more attention to risk and insurance products.

Insurance broker market participation outperforming segment growth

- The market share of insurance brokers participation in China's insurance sales keeps growing:
    - 2019: 12.1% vs 2023: 16.9%[1]
    - It is estimated to be 27.6% in 2028[1]
- 2019 - 2023 Insurance premiums achieved by insurance brokers has increased by CAGR of 13.8%
- Increased difficulty in applying for an insurance brokerage license in China
- It's regarded that the China insurance brokerage market is significantly fragmented by Leading.

CHINA'S INSURANCE BROKERAGE MARKET (USD: BILLION)[2]


300.0
250.0
200.0
150.0
100.0
50.0
28.0%
23.0%
18.0%
13.0%
8.0%
3.0%
-2.0%
12.1%
12.5%
14.3%
15.3%
16.9%
18.9%
21.0%
23.0%
25.2%
27.6%
71.0
77.7
88.5
99.1
119.1
145.1
174.4
205.9
243.0
284.8
2019
2020
2021
2022
2023
2024E
2025E
2026E
2027E
2028E
Insurance premiums achieved by independent insurance brokers (RMB:Billion)
The proportion of premiums achieved by independent insurance brokers to China's insurance premium (%)

1. Industry report from Frost & Sullivan and Prospective Industry Research Institute
2. USD/RMB exchange rate is quoted as 7.2672 as June 30, 2024 according to U.S. Federal Reserve statistics.

MARKET OPPORTUNITY

Digital insurance brokers outperforming traditional brokers

- Digital insurance brokerage has a higher growth rate compared to traditional insurance brokerage.
- From 2019-2023, market average growth rate[1]
  - Traditional insurance brokers 4.40%
  - Digital insurance brokers 12.10%
- For the same period, Leading's insurance brokerage revenue CAGR: 72.7%

DIGITAL INSURANCE BROKERAGE	TRADITIONAL INSURANCE BROKERAGE
• Provide services by digital platform • Technology enables simple processes and personalized advice • Lower management costs enable to offer lower prices • Easier to reach policyholders, higher efficiency	• Provide services by physical operations • More suitable for life insurance, therefore large proportion • Decreased revenue growth rate

CHINA'S INSURANCE BROKERAGE REVENUE (USD: BILLION)[3]

CAGR[2]	2019-2023	2023-2028E
TOTAL	6.50%	8.80%
TRAD. INSURANCE BROKERAGE	4.40%	5.90%
DIGITAL INSURANCE BROKERAGE	12.10%	14.30%



14.09
3.52
10.57
15.18
4.00
11.17
16.42
4.57
11.85
16.98
5.01
11.97
18.11
5.56
12.55
18.55
5.92
12.63
19.61
6.47
13.14
21.31
7.61
13.71
23.98
8.92
15.07
27.59
10.84
16.75
2019
2020
2021
2022
2023
2024E
2025E
2026E
2027E
2028E
TRAD. INSURANCE BROKERAGE
DIGITAL INSURANCE BROKERAGE

1. Industry report from Frost & Sullivan
2. 2019 to 2023 refers to calendar year ended with December 31
3. USD/RMB exchange rate is quoted as 7.2672 as June 30, 2024 according to U.S. Federal Reserve statistics.

Competitive advantages

Proven capabilities in channel development & cooperation and business model

Operational efficiency powered by technology and R&D

Capability of offering both standardized and personalized products

Extensive experience in insurance industry and professional teams

A strong organic growth strategy

The following growth strategies will help the company realize sustainable growth:

Sales Channel

Operation and R&D

Products

Diversified development of sales channels

- Expand, integrate and optimize sales channels

Operation and R&D technology improvement

- Strengthen Leading's ability to be a "core platform" and efficiently serve the upstream and downstream

Insurance product optimization and upgrading

- Enlarge insurance coverage and insurance types based on demands

Leading - Opportunity Summary

01 Enhanced growth participation in China insurance services segment

02 B2B de-risk for China market participation

03 Established sales partner and channel network

04 Online pedigree drives offline and online integration accelerating digitisation of the insurance market and service differentiation

05 China team experience and system compliance overlay for insurance and regulatory market compliance risk management

06 Countercyclical characteristics

A complete and powerful insurance services provider ecosystem

LEADING - Insurance Channel Specialist

INSURANCE PRODUCTS

Property & Casualty insurance
- Auto insurance
- Liability insurance
- Others

Life &Health insurance
- Health insurance
- Accident insurance
- Life insurance
- Others

SOLUTIONS & SERVICE

- Channel Development & Management
- Insurance Solutions
- Insurance Brokerage Operation Management
- Marketing Service Solutions
- Marketing Operation Management

MANAGEMENT SYSTEM

DATA PLATFORM

ALGORITHM MODEL

THIRD PARTY SERVICE

UNDERLYING SUPPORT

INDICATIVE TRANSACTION TERMS AND STRUCTURE

- Pro forma equity value of US$573mm and pro forma enterprise value of US$531mm.
- To drive organic growth, Leading Group and HAIA also aim to raise another $50m through private placement.
- Leading Group shareholders will roll over 100% of their equity interest into the pro forma company and retain approximately 75% ownership post-transaction
- Leading Group plans to use the capital from the merger to fuel organic growth within China.

Estimated sources of Equity
US$ million

Sources of Equity [(2)(3)]	
Existing Leading Shareholder Equity	430
Existing HAIA Sharholder Equity[2]	59
Financial Advisor	34
PIPE[3]	50
Total	573

Pro forma valuation [(1-4)]
US$ million

Base share price at merger	US$10.00
LP shares outstanding (mm)	57
Pro forma equity value	573
Plus: debt [(5)]	9
Less: existing cash balance [(5-6)]	(1)
Less: net cash and cash equivalent to balance sheet [(6)]	(50)
Pro forma enterprise value	531[4]

Illustrative pro forma ownership


Existing Leading Shareholder Equity
Existing HAIA Sharholder Equity
Financial Advisor
PIPE
6%
9%
10%
75%

1. The calculations on this slide assume an implicit value of US$10.00 per HAIA Class A ordinary share, which is based on convention and is not indicative of the real value of each HAIA Class A ordinary share or the value which Leading attributes to each HAIA Class A ordinary share
2. Assume full redemption.
3. Pursuant to the Merger Agreement, in connection with the Business Combination, Leading Group shall use commercially reasonable efforts to obtain commitments from certain investors for PIPE Investment in the aggregate amount of at least fifty million dollars ($50,000,000). As of today, HAIA and PubCo have not entered into any agreements relating to a PIPE Investment.
4. Exclude transaction expenses and fees
5. As reported on audited consolidated balance sheet of Leading as of June 30, 2024
6. Exclusive of outstanding expenses reflected on the audited consolidated balance sheet of Leading as of June 30, 2024 and unaudited balance sheet of HAIA as of June 30, 2024, and not including any expenses in connection with the proposed business combination

LEADING

Insurance Channel Specialist
Your Premium Partner

Appendix 1

Sales channel development

Expand, integrate and optimize sales channels

Explore use cases	Access to use cases	Match insurance products with channel needs	Insurance policy conversion	Develop channels under same and different use cases
• Explore the logistics company use case. • Based on this use case, analyze its risk management needs in logistics drivers, goods, transportation vehicles and liabilities.		• Summarize insurance products related to vehicles, logistics, freight, liability and accidents.	• Accelerate policy conversion • Provide insurance products to fully cover the field in drivers, cargo transportation, vehicles, accident and liability.	• Develop other logistics companies as channels with same use case. • Further develop other transportation related channels

Explore use cases and expand sales channels

- Explore online use cases and expand the number of online sales channels by increasing cooperation with major social media and online communities.
- Explore offline case uses and expand the number of offline sales channels by participating in offline industry activities (entrepreneurship summit, medical, health, insurance and AI).
- Expand sales channel types, and establish long-term insurance cooperation with local schools, international study agencies, health management agencies, based on the distribution of headquarters and branches.

Integrate and optimize sales channels

- Maintain existing channel cooperation relationships, deepen the cooperation with high-quality channels and increase insurance premiums of each channel.
- Form channel network and achieve long-tail sales by continuously accumulating and integrating channel resources, and analyzing channel features and use case needs.

Combine online and offline sales channels

- Technology enables mutual conversion and cooperation between online and offline sales channels based on different channels' nature and features.
- Develop online insurance products to meet the needs of offline channels.
- Collect and integrate channel feedback to better analyze policy buyers' needs to co-develop and design tailored insurance products.

Strengthen channel management through operation system

- Integrate different channels into an united operation management system
- Aggregate, analyze and utilize channels characteristics and advantages to feed proper insurance products

Technology R&D


01
Business Application
02
Basic Services
03
Model Algorithm
04
Data Platform
05
Infrastructure
06
Production Tools
R&D
Algorithm
Data

01 Business Application

Based on rapidly scalable front-end and back-end technologies, AI & data services are used to build business applications that support multiple display channels (H5/APP/mini programs, etc.)

02 Basic Services

Utilize Java ecosystem to build stable and reliable backend services, enable the system to quickly process requests and effectively monitor and manage them.

03 Model Algorithm

On the basis of the data platform, build conventional algorithms and model algorithm libraries for the business system, and provide intelligent product development; Precision marketing; Risk assessment and utilizing AI virtual interaction to achieve intelligent customer service

04 Data Platform

A data system based on distributed storage technology that supports offline/real-time data computation; Mining basic business data and constructing a big data platform for processing and expanding business.

05 Infrastructure

Based on cloud deployment and multiple cloud technologies, ensure the stability of billions of transactions; ensure system security through ISO27001 and Level 3 protection

06 Production Tools

Build a software release platform that standardizes internal R&D processes; Ensure team collaboration efficiency, research and development quality, and standardization

Product optimization and upgrading

Enlarge insurance coverage and insurance types based on demands


Insurance use case analysis
Use case product matching
Optimize and upgrade
Feedback and co-develop

- Based on insurance use case analysis, analyze and summarize the risk management needs of potential policy-buyers.
- Continuously optimize and upgrade existing insurance products to form comprehensive insurance solutions.
- Continuously expand insurance product categories.
- Gather the existing products of insurance companies and match with needs.
- Co-develop innovative insurance products with insurance companies based channels' feedback

USE CASE	INSURANCE NEEDS	INSURANCE TYPE
LOGISTICS CO.	People, Vehicles	Vehicle, Cargo insurance
GAS EQUIPMENT CO.	People, Families, Property	Accident, Family property insurance
NURSING HOME	People, Medical	Health, Long-term care insurance
JUDICIAL INSTITUTIONS	People, Lawsuit	Liability, Litigation insurance
OTHER USE CASES	Use case-based Needs	Insurance products matched needs

Operation platform

As a "core platform" to serve the upstream and downstream players
Cost management and scale efficiency

Flexible system connection

- Allow for flexible applications and SaaS modules
- Provide customized systems to insurance companies
- Support third-party interface services to achieve unlimited system expansion

Efficient business processing

- Parallel process mass transactions
- Analyze policy-buyers' preferences
- Improve work efficiency and reduce labor costs
- Increase platform users' satisfaction

Highest level risk control

- Implement the highest level of national security information standards
- Meet the requirements of the State Administration on data security and user privacy protection
- Synchronize and update system with regulatory requirements

Main functions of business processing:

PROJECT MANAGEMENT	INSURANCE POLICY MANAGEMENT	LEDGER MANAGEMENT	INTELLIGENT RECONCILIATION	ACCOUNTING	REPORTING AND VISUALIZATION
• Contract approval • Contract archiving • Docking with third-party interfaces • Business process synchronization	• Synchronize online and offline insurance policies • Maintain Insurance policy data • Track policy status / project process	• Generate ledger list • Calculate profits and expenses • Estimate operational status • Connect invoicing and settlement process	• Support multi-dimensional reconciliation of platform, financial, and regulatory data	• Invoice approval • Invoice verification • Docking with third-party invoicing systems	• Multi-dimensional statistics • Visualized operation performance report

Strengthen Operation Capabilities

Further strengthen Leading's ability to be a "core platform" to better serve upstream and downstream players.

Brokerage and marketing integration

- Enhance marketing capabilities and tools
- Integrate brokerage and marketing to provide more comprehensive solutions for upstream and downstream players

Expand operation network

- Deploy branch offices around super first-tier cities
- A series of major economic provinces under deployment
- Pilot to expand operation network overseas.

Combine online and offline business to improve service ability

- Bring offline business to online platform to efficiently achieve batch processing of business.
- Gather online sales channels needs to offline branches based on the channels' feature.
- Deepen cooperation with business partners, and enhancement of integrated marketing service capabilities.

Continuously enhance R&D capabilities and fully upgrade Intelligent exhibition and operation management platform

- Introduce BlueNotary, Qualtrics and other tools to help insurance companies:
  - Predict and analyze potential risks
  - Detect insurance fraud
  - Proactively manage risks, improve efficiency, and reduce costs
- Enhance data modeling and customer profiling capabilities to analyze insurance needs and precisely match insurance products.
- Apply AI machine algorithms to accurately match insurance plans with policy-buyers.
- Develop AI video interactive marketing to provide policy-buyers with personalized insurance experience.

Insurance Company

- Policy order docking port
- Operation management system
- AI risk prediction and analysis

Insurance Agent

- Product library and exhibition tools
- Policy order docking port
- Cloud-based operation platform

AI Service Platform

Channel

- Policy order docking port
- Multimodal AI comprehensive analysis
- Policy conversion and settlement
- Policy order management and analysis

Policy-buyer

- AI video interaction
- AIGC detection service
- Policy management
- Data management

Technology R&D

LEADING GROUP - Insurance Channel Specialist

INSURANCE PRODUCTS

Property & Casualty insurance
- Vehicle & transport related insurance
- Liability insurance
- Others

Life &Health insurance
- Health insurance
- Accident insurance
- Life insurance
- Others

INTEGRATED SOLUTION & SERVICES

Operation management
- One-stop business process management includes: contract, business, issuing, policy synchronization, invoicing, payment, financial reconciliation, account clearing, data report, etc
- Data visualization analysis

Business development
- Design and develop new insurance products
- Expand insurance marketing channels
- Sales of insurance products
- Policy management
- Agent management
- Automated commission performance calculation

Flexible platform
- Full process support for independent operation of insurance branches
- Commission calculation support
- Multi-data platform data interaction support

Marketing Tools
- Combination of offline and online marketing
- Standardized and customized marketing scheme combination
- Marketing scheme based on E-exchange voucher
- Customization of car life service and other commodity service packages

Car service
- Online car services: digital marketing promotion, online marketplace
- Offline car services: car wash & beauty; car maintenance and repair; activities and events for car owners

Integrated operation
- Coupon code management
- Points management
- Commodity and event management
- Data statistics
- User management

OPERATION& MANAGEMENT

We have a standardized business process system to ensure the safe execution of business/transactions. The system functions include:

- Project management
- Purchasing management
- Partner management
- Supplier channel management
- Inventory management
- Reconciliation management
- Settlement management
- Risk management
- Quality assurance
- API access

UNDERLYING SUPPORT

- Data/transaction processing
- Security
- Data analysis
- User profile analysis
- Ability to quickly master new technologies and applications

Competitive strength

1

Proven capabilities in channel development & cooperation and business model

- Proven capability to analyse use cases and develop sales channels (75+ sales channels).
- By expanding use cases, analyzing insurance demands and matching resources, Leading helps sales channels with policy conversion. Technology, solutions and operations reduce costs and increase efficiency.

2

Operational efficiency powered by technology and R&D

- Continuously optimized systems and technology platforms that can support horizontal and vertical expansion of the business.
- Continuous assessment of operational and risk control ensure stability and security of transactions.
- An experienced technology team for development frameworks and applications for technological trends.

3

Capability of offering both standardized and personalized products

- Integrate insurance resources, gather standardized products and product portfolios to precisely match demand.
- Continuously optimize and upgrade the existing insurance product portfolio to form customized insurance product solutions that meet the comprehensive needs of specific use cases.
- Capability of Co-development of products with insurance partners based on market demands and research.

4

Extensive experience in insurance industry and professional teams

- Long-term cooperation with 60+ insurance companies and 300+ insurance branches.
- July 2021 to June 2024 cumulative insurance premium of over USD 821M[1].
- Management and teams have deep insight of the industry's development trends, and possess efficient decision-making and execution abilities.

1. USD/RMB exchange rates are quoted as 6.4554, 6.9532, 7.2248 for the years ended June 30, 2022,2023 and 2024 according to U.S. Federal Reserve statistics.

Appendix 2

FINANCIAL PROJECTION AND ASSUMPTIONS

Financial projection

Revenue model

- Insurance brokerage based on insurance premium.
- Integrated insurance marketing services.


INSURANCE PREMIUM (USD: Million)
450
400
350
300
250
200
150
100
50
0
Annual growth rate: 78.84%
219.68
392.88
FY2023
FY2024


REVENUE (USD: Million)
60.00
50.00
40.00
30.00
20.00
10.00
0.00
Annual growth rate: 60.92%
31.63
50.90
FY2023
FY2024

1. Average USD/RMB exchange rates are quoted as 6.9532, 7.2248 respectively from FY2023 to FY2024 according to U.S. Federal Reserve statistics.

Financial projection

USD Million	For the years ended FY2023 (2022.7.1-2023.6.30) Audited	FY2024 (2023.7.1-2024.6.30) Audited	FY2025 (2024.7.1-2025.6.30) Forecast	FY2026 (2025.7.1-2026.6.30) Forecast	FY2027 (2026.7.1-2027.6.30) Forecast
Revenue	**31.63**	**50.90**	**91.28**	**168.57**	**311.07**
Operating Costs	(30.81)	(49.72)	(86.55)	(159.28)	(295.77)
Gross Profit	**0.82**	**1.17**	**4.73**	**9.29**	**15.30**
Operating Expenses	(1.72)	(1.67)	(2.86)	(4.55)	(5.59)
EBIT	**(0.90)**	**(0.50)**	**1.87**	**4.74**	**9.71**
Total other income/(loss)	(0.19)	(0.41)	(0.10)	0.00	(0.09)
Income tax expenses	(0.08)	(0.08)	(0.44)	(1.19)	(2.40)
Net (loss) /income	**(1.18)**	**(0.99)**	**1.33**	**3.56**	**7.21**

1. Average USD/RMB exchange rates are quoted as 6.9532, 7.2248 respectively from FY2023 to FY2024 according to U.S. Federal Reserve statistics. USD/RMB exchange rates are quoted as 7.1000 respectively from FY2025 to FY2027.

Financial projection assumptions

1. Leading's main business is insurance brokerage services. Leading's management believes that the Chinese insurance market will demonstrate increasing market demands. According to Frost & Sullivan, the total GWP of the China's insurance market is expected to increase at a CAGR of 7.9% from 2023 to 2028. Thus, the insurance brokerage services of Leading are expected to experience significant increase in the following years. Leading also provides integrated marketing services to its insurance carrier partners, as complementary services to the insurance brokerage services, including procurement and issuance of benefit coupons on behalf of insurance carriers to their customers, to help the insurance carriers attract and retain customers. Leading charges service fees based on the number of service orders or coupons issued at a fixed amount or rate per order. Leading expects the revenue from its integrated marketing services to grow with the revenue from the insurance brokerage services.

2. Leading's operating costs are all channel cost consisting of service fees paid to third-party service providers, mainly information technologies companies and media companies, for directing user traffic and facilitating successful sale. Leading expects its operating costs to increase in absolute amount as its scale of business grows.

3. Leading's operating expenses are mainly consisted of selling and marketing expenses, general and administrative expenses, and research and development expenses. Leading expects its operating expenses to increase in absolute amount with the growth of its business, together with Leading's commitment to enhance customer relationships and continuous research and development efforts.

4. EBIT is calculated by total revenue minus operating costs and operating expenses. As Leading is committed to optimize its cost structure, Leading's EBIT is expected to gradually increase.

5. Leading operates its business in China, where the income tax rate is 25% based on the PRC Enterprise Income Tax Law.

6. There can be no assurance that the Financial Projections will be realized or that actual results will not be significantly lower or higher than projected. Since the Financial Projections cover multiple years, such information by its nature becomes less reliable with each successive year. These Financial Projections are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments.

Appendix 3

FINANCIAL SUMMARY AND VALUATION BENCHMARKING

APPENDIX 3

Financial summary



Revenue (USD: Million)
350.00
300.00
250.00
200.00
150.00
100.00
50.00
0.00
31.63
50.90
91.28
168.57
311.07
FY2023A
FY2024A
FY2025E
FY2026E
FY2027E



Operating Expenses (USD: Million) and EBIT Margin(%)
Operating Expenses
EBIT Margin
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
-2.86%
-0.97%
2.04%
2.81%
3.12%
1.72
1.67
2.86
4.55
5.59
FY2023A
FY2024A
FY2025E
FY2026E
FY2027E

LEADING

INVESTMENT DECK 2024

Valuation benchmarking

Company	Cheche	Zhibao	Sapiens	GOOSEHEAD	BRP	Enstar	RYAN SPECIALTY	VERISK ANALYTICS	ARTHUR J. GALLAGHER	Median
Ticker	CCG.O	ZBAO.O	SPNS.O	GSHD.O	BRP.O	ESGR.O	RYAN.N	VRSK.O	AJG.N	
Business Description	Cheche Group Inc. is a leading automotive insurance technology platform in China, dedicated to providing comprehensive technical support and services for the automotive insurance industry. The company helps insurance companies improve efficiency, optimize service processes, and enhance customer experience through its technology and service platform. Cheche Group Inc.'s services cover multiple aspects from insurance product design, sales, claims, to customer service, aiming to build an efficient and convenient communication bridge between insurance companies and consumers.	Zhibao Technology Inc. is a leading insurance technology company in China, redefining insurance brokerage services through the "technology+insurance brokerage" model and becoming a pioneer in the digital transformation of the insurance brokerage industry. The company mainly provides customized digital insurance solutions for B-end channels (covering a wide range of industries and organizations, including but not limited to Internet platforms, large and medium-sized enterprises, government agencies, etc.). These solutions are embedded in the existing business matrix of the channel, so as to provide digital insurance brokerage services for C-end customers of the channel.	Sapiens International Corp NV is a company focused on providing software solutions for the insurance industry, with a wide range of businesses including property and casualty , reinsurance, life, pension and annuity, work injury compensation, medical professional liability, finance and compliance, and decision models for insurance and financial markets. The company not only provides software and solutions, but also offers professional services, including project delivery and implementation services. Sapiens International Corp NV's business covers North America, other parts of the world, and Europe, and its revenue mainly comes from the sales, implementation, maintenance, and other services of software solutions.	Goosehead Insurance is a leading independent personal online insurance agency that has transformed the traditional way of distributing personal products and services across the United States based on individual income. The company provides consumers with an excellent insurance experience by utilizing differentiated business models and innovative technology platforms. Compared to the traditional insurance agency model, Goosehead Insurance's business model separates sales and service functions, allowing agents to focus on sales while service personnel focus on providing excellent customer service. This innovative model not only improves sales efficiency, but also optimizes customer service quality,	BRP Group, Inc. is a rapidly growing independent insurance distribution company, whose business scope includes commercial property and casualty insurance or property insurance, employee benefits insurance, and personal insurance. BRP Group, Inc. supports customers by deploying cutting-edge resources and capital to drive organic and inorganic growth. The company innovates the industry by adopting a holistic and tailored approach to risk management, insurance, and employee benefits, with the aim of enabling customers to pursue their goals, passions, and dreams with peace of mind.	Enstar Group Limited is a company registered in Bermuda, established in August 2001. Since its establishment, the company has acquired 70 insurance and reinsurance companies and participated in 10 reinsurance business transfers with Lloyd's and Reinsurance Group in London. In addition, Enstar Group Limited also provides management and advisory services to third-party clients, including claims inspection and reinsurance services, and charges a certain basic fee.	Ryan Specialty Holdings Inc. is a service provider that provides professional products and solutions for insurance brokers, agents, and carriers. As a wholesale broker and managing underwriter, it provides distribution, underwriting, product development, administrative, and risk management services. The mission of Ryan Specialty Holdings is to provide industry-leading innovative professional insurance solutions for insurance brokers, agents, and carriers. Especially for retail insurance brokers, the company assists in placing complex or other difficult to place risks.	Verisk Analytics, Inc. is a company dedicated to providing solutions for the insurance industry using data analytics technology. It has a wide range of services, especially in loss prediction, risk selection, and pricing. Through its professional data analysis capabilities, it helps insurance companies more accurately predict potential risks, optimize pricing strategies, and thus improve their risk management and profitability. In addition, the company also focuses on compliance issues to ensure that its clients can effectively manage risks and ensure business compliance while complying with relevant regulations.	Arthur J. Gallagher & Co.'s mainly operates insurance brokerage, consulting, and third-party property or casualty claims and management services. It is not limited to traditional insurance brokerage services, but also includes comprehensive services such as risk assessment and management strategy development, aiming to provide customers with one-stop insurance and risk management solutions. The company was founded in 1927 and is committed to providing comprehensive insurance and risk management solutions to businesses and organizations around the world. Its business scope is extensive, including but not limited to insurance brokerage services, risk management, growth, and acquisitions.	
Market Cap (In USD million)	485	n/a	1,613	2,874	n/a	4,473	11,194	34,231	48,728	
D/E ratio	143.8%	n/a	52.1%	-1713.4%	n/a	259.6%	584.0%	929.0%	351.7%	259.6%
Unlevered Beta	4.07	n/a	1.93	-0.10	n/a	0.11	0.05	0.08	0.13	0.11

Data Source: Public information

Valuation benchmarking

P/2024's revenue


Max: 12.8x
Average: 6.2x
1.0x
n/a
3.1x
11.0x
n/a
5.0x
5.7x
12.8x
4.9x
CCG.O
ZBAO.O
SPNS.O
GSHD.O
BRP.O
ESGR.O
RYAN.N
VRSK.O
AIG.N
车车
致保科技
Zhibao Tech
SAPIENS
goosehead
BRP
ENSTAR
RSG
Verisk
Gallagher

- 2024's expected revenue of Leading (In USD'000) was 49.543. The implied 100% equity range of Leading is $310 million to $630 million

Data Source: Yahoo Finance, Selected market data for the day of May 16, 2024.

Forward-Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, Leading's ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company's ability to source and retain talent, the cash position of the Combined Company following closing of the Business Combination, HAIA's and Leading's ability to consummate the Business Combination, and expectations related to the terms and timing of the Business Combination, as applicable. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of HAIA's and Leading's management and are not predictions of actual performance.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of HAIA and Leading believes that it has a reasonable basis for each forward-looking statement contained in this Presentation, each of HAIA and Leading cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy Statement/prospectus included in the registration statement relating to the Business Combination, which is expected to be filed with the SEC, and other documents that may be filed by the Combined Company or HAIA from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither HAIA nor Leading can assure you that the forward-looking statements in this Presentation will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Business Combination due to the failure to obtain approval from HAIA's shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Business Combination, the amount of redemption requests made by HAIA's public shareholders, costs related to the Business Combination, the impact of the global COVID-19 pandemic, the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading "Risk Factors" in the Registration Statement to be filed with the SEC and those included under the heading "Risk Factors" in HAIA's Annual Report on Form 10-K for the year ended December 31, 2023, and other filings with the SEC. There may be additional risks that neither HAIA nor Leading presently knows or that HAIA and Leading currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this Presentation represent the views of HAIA and Leading as of the date of this Presentation. Subsequent events and developments may cause those views to change. However, while HAIA and Leading may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of HAIA or Leading as of any date subsequent to the date of this Presentation. Except as may be required by law, neither HAIA nor Leading undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the Business Combination, a registration statement on Form F-4 (the "Registration Statement") will be filed with the SEC, which will include a preliminary proxy statement/prospectus of HAIA (a "Proxy Statement/Prospectus"). After the Registration Statement is filed and declared effective, a definitive Proxy Statement/Prospectus will be mailed to HAIA's shareholders as of a record date to be established for voting on the Business Combination, in connection with HAIA's solicitation for proxies for the vote by HAIA's shareholders in connection with the Business Combination and the other matters as described in the therein.

Before making any voting or other investment decisions, securityholders of HAIA and other interested persons are advised to read, when available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus and any other documents filed in connection with the Business Combination, as these materials will contain important information about HAIA, Leading, the Combined Company and the Business Combination. Shareholders may also obtain a copy of the preliminary and definitive Proxy Statement/Prospectus to be included in the Registration Statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC, without charge, at the SEC's website located at www.sec.gov.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

HAIA, Leading and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from HAIA's shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of HAIA's shareholders in connection with the Business Combination will be set forth in the Proxy Statement/Prospectus included in the Registration Statement to be filed with the SEC in connection with the Business Combination. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy statement/Prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the Proxy statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of HAIA or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.